THE GUARDIAN INVESTOR ASSET BUILDER VARIABLE ANNUITY

Supplement dated July 10, 2006

to

Prospectus dated March 15, 2006

The following information should be read in conjunction with the Prospectus dated March 15, 2006 for The Guardian Investor Asset Builder Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account R. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

The Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (Spousal AssetAccess) is not available for New York contractowners. The following Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (Lifetime AssetAccess) replaces the Lifetime AssetAccess section of the prospectus, beginning on page 55, for New York contractowners only:

Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) (referred to as “Lifetime AssetAccess”) (New York Version)

When you buy your contract, you can choose to buy a SL GMWB rider, if your initial premium payment is $10,000 or more, and if you are younger than 81 years old and the only owner of the contract and there is no contingent annuitant at the time we issue the contract. This rider provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

-	the contract termination date; or
-	the date an annuity payout option under the contract commences; or
-	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, described below, all equal zero;
-	upon the covered person’s date of death;
-	any change in the owner or annuitant under the contract, including but not limited to, adding a joint owner or contingent annuitant.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the SL GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while the covered person is alive and the rider is in effect until the GWB is depleted. The GWA reduces to zero upon the death of the covered person. The covered person is the person whose life is used to determine the duration of the lifetime withdrawal amount payments. If the owner is a natural person, the covered person is the owner, who must also be the annuitant. If the owner is not a natural person, the covered person is the annuitant. The covered person may not be changed after the contract is issued. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while there is a covered person under the rider and the rider is in effect. The initial LWA is determined on the lifetime withdrawal eligibility date which is the later of the first contract anniversary or the first contract anniversary on or after the covered person’s 65th birthday. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. The rider also provides for an alternate benefit. This alternate benefit guarantees that on or after the lifetime withdrawal eligibility date while there is a covered person under this rider and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA

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payments continue beyond the annuity commencement date for as long as the covered person is alive. However, if you select the last annuity commencement date permitted by applicable state law as your annuity commencement date and such date is reached while the rider is in effect and the settlement phase has not been reached, the covered person may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA or LWA available in any contract year, your remaining GWA or LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year and that withdrawal amount is not a tax qualified distribution (as described below), your GWB will be reset, possibly reducing the potential benefit provided by the rider to an amount less than the total of all your premium payments. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution (as described below), the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit, even if the amount withdrawn is less than or equal to the GWA.

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds $1,000,000. On or after the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.60% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments made prior to the current contract anniversary. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA or the tax qualified distribution amount for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.00% annually on the effective date of each step-up.

The effective date of the benefits provided by the rider is the first contract anniversary date. In no event will the GWB exceed $5,000,000.

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first nine contract years (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to 6% (the bonus percentage) multiplied by the following: the total premium payments you made from the issue date of your contract to the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was

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previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 6% multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

No bonuses will be paid after the end of the bonus period. Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

Your first automatic step-up date is your first contract anniversary. After that, your GWB will automatically increase or “step up” to equal the accumulation value of your contract on every contract anniversary, up to and including your 31st contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date, after adjustment for any applicable bonus amount. Within 30 days following each step-up date, you may choose to decline the automatic step-up by providing written notice to GIAC. Currently, we do not charge an increased rider fee percentage for these step-ups, but we reserve the right to increase the rider fee percentage on the effective date of each step-up. The increased rider fee percentage will never exceed an annual charge of 1.00%, deducted pro rata from all investment options, on your contract anniversary. You will receive advance notice of any increase in the rider fee percentage and you will be given the opportunity to decline automatic step-ups in the future. If you decline automatic step-ups, any increase in the rider fee percentage will not apply and your GWB will not automatically step-up on subsequent step-up dates. You may resume automatic step-ups at any time by providing written notice to us or by electing to step-up within 30 days following any subsequent step-up date. This election will resume automatic step-ups. If you resume automatic step-ups, any increase in the rider fee percentage that has been implemented by us for contracts with automatic step-ups will apply. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

If your total withdrawals during a contract year are less than or equal to the GWA or the withdrawal is a tax qualified distribution (as described below), then your GWB will reset to a GWB less the amount of the withdrawals. If your total withdrawals during a contract year exceed the GWA and that withdrawal is not a tax qualified distribution (as described below), then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to age 59-1/2, termination of employment or other specified circumstances and the SL GMWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the SL GMWB rider with a qualified contract.

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the premium payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or

•	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

–	your GWA immediately prior to the bonus; or
–	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

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If your GWB is stepped-up, the GWA will equal the greater of:

–	the GWA immediately prior to the step-up of your GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA and that withdrawal amount is not due to a tax qualified distribution as described below, then your GWA will be reset to equal the lesser of:

–	your GWA immediately prior to the withdrawal; or
–	the 5% guaranteed withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contact immediately after your withdrawal; or

•	your GWB immediately after the withdrawal.

Any reset of the GWA will also result in a reset of the LWA, if applicable.

The following section describes how your LWA is calculated:

Your initial LWA is equal to the GWB on your lifetime withdrawal eligibility date multiplied by the 5% lifetime withdrawal percentage. The LWA will not be determined before this eligibility date. The LWA equals zero if there is no longer a covered person under the rider.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage; or

•	your LWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased by a bonus, your LWA will equal the greater of:

–	your LWA immediately prior to the bonus; or
–	your GWB immediately after the bonus multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution as (described below), then your LWA will be reset to equal the lesser of:

–	your LWA immediately prior to the withdrawal; or
–	the 5% lifetime withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contract immediately after the withdrawal; or

•	the GWB immediately after the withdrawal.

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A reset of your LWA as a result of a withdrawal in excess of the LWA does not necessarily result in a reset of the GWA, unless that withdrawal exceeds the GWA for that contract year and is not due to a tax qualified distribution (as described below).

The following section describes tax qualified distributions:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to one of the following tax-qualified distribution programs:

1.	Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403(b)), an individual retirement account (Code Section 408(a)), or an individual retirement annuity (Code Section 408(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

2.	Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 Internal Revenue Bulletin 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider); or

3.	Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the beneficiary of the joint lives (or joint life expectancies) of such beneficiary and his or her designated beneficiary, provided, however, that the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by the Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider).

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates under 1, 2 or 3 above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

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Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the SL GMWB rider:

The rider will enter its settlement phase if a withdrawal:

–	does not cause your total withdrawals during that contract year to exceed the GWA or the amount permitted as a tax qualified distribution; and
–	reduces the accumulation value of the contract to zero,

but the GWB or LWA immediately after the withdrawal is still greater than zero.

Your contract will continue, but all other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has been reached and the covered person is living, we will pay you the LWA, or if you elect, the applicable tax qualified distribution amount, for as long as the covered person is alive. Payments will be made annually on the contract anniversary and each payment will reduce the GWB by the amount of the payment.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has not been reached, we will pay you the GWA, or if you elect, the applicable tax qualified distribution amount, as long as the covered person is alive, until the GWB is depleted. If the lifetime withdrawal eligibility date is reached after the rider has entered the settlement phase while the rider is in effect and the GWB has not been depleted, we will pay you the LWA annually on each contract anniversary as long as the covered person is alive. Each payment will reduce the GWB by the amount of the payment.

If, during the settlement phase:

–	your GWB becomes zero but your LWA is greater than zero, you will receive annual payments equal to the LWA on each contract anniversary while the covered person is alive.
–	the covered person dies, the LWA and the GWA will be set to zero.
–	the covered person dies, the rider will terminate and no additional payments will be made.

You have the option during the settlement phase to request us, in writing, to change your payment from the then effective payment amount (GWA, LWA or tax qualified distributions) to any other of these payment amounts that you are eligible for at that time. This change will be effective on the contract anniversary following the date that your written election is received by us in good order. Please note that if the new form of payments exceeds the LWA, the LWA may be reset.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the SL GMWB rider itself.

The following section describes the effect of the payment of a death benefit on the SL GMWB rider:

The SL GMWB rider will terminate if a death benefit is payable prior to the annuity commencement date and before the GWB is depleted.

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The following section explains the option that you have to receive an annuity payment at least equal to the LWA at the last annuity commencement date permitted by applicable state law:

While this rider is in effect, we agree that you may change the annuity commencement date of the contract to a date not later than the last date permitted under applicable state law. Currently, GIAC uses age 95 as the last annuity commencement date available under state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a covered person under this rider on such annuity commencement date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed payout option under the contract, or
–	the LWA as of the annuity commencement date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following five allocation models:

1.	Growth Blend Model

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 20%

•	The Guardian Bond Fund – 40%

•	AIM V.I. Growth Fund – 30%

•	Fidelity VIP Contrafund Portfolio – 10%

2.	Growth and Income Model I

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 15%

•	The Guardian Bond Fund – 40%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Equity Income Portfolio – 15%

•	Baillie Gifford International Growth Fund – 15%

3.	Growth and Income Model II

•	The Guardian VC 500 Index Fund or

•	The Guardian Stock Fund – 15%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Contrafund Portfolio – 20%

•	Baillie Gifford International Growth Fund – 10%

•	One of the following allocations:

–	The Guardian Bond Fund – 40%

or

–	The Guardian Bond Fund – 30% and Fidelity VIP Investment Grade Bond Portfolio – 10%

or

–	The Guardian Bond Fund – 20% and Fidelity VIP Investment Grade Bond Portfolio – 20%

4.	Value Blend Model

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 15%

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•	The Guardian Bond Fund – 40%

•	Davis Value Portfolio – 30%

•	Van Kampen Life Investment Trust Growth and Income Portfolio – 15%

5.	Guardian Perspectives Model

•	The Guardian VC 500 Index Fund or The Guardian Stock Fund – 30%

•	The Guardian Bond Fund – 40%

•	The Guardian UBS Large Cap Value Fund – 15%

•	Baillie Gifford International Growth Fund – 15%

Under each model, you must select either The Guardian VC 500 Index Fund or The Guardian Stock Fund. Additionally, under the third model, you must choose which allocation amount you desire for The Guardian Bond Fund and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the SL GMWB rider at our sole discretion. This version of the rider is only available in New York state. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Guaranteed Minimum Withdrawal Benefit (GMWB) and/or the Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) riders, you cannot select the SL GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the SL GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the SL GMWB rider in the future. This rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

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